UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 1, 2011

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-31305 (Commission File Number)	98-0607469 (IRS Employer Identification No.)

80 Rue de Lausanne, CH-1202, Geneva, Switzerland (Address of Principal Executive Offices)	1202 (Zip Code)
Registrant’s telephone number, including area code: +41 22 741 8000
Not applicable (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On November 1, 2011, the Company held an Extraordinary General Meeting of Shareholders at its offices in Baar, Switzerland, to elect two Board members, one Board member for a term expiring in 2012, and one Board member for a term expiring in 2014.  Each of the nominees was elected as a director of the Company.  The voting results are set forth below.

Proposal	For	Against	Abstentions

Election of J. Kent Masters as a
director, for a term expiring in 2012	74,205,710	5,066,314	45,973

Election of Henri Philippe Reichstul as a
director, for a term expiring in 2014	74,020,600	5,181,955	115,442

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

DATE: November 4, 2011	By:	/s/ Michelle K. Davies
Michelle K. Davies
Corporate Secretary